Confidential Treatment Requested


                                              SCHEDULE 1 TO _____
        INDIVIDUAL DEVIATIONS FROM STANDARD NON-COMPETE AGREEMENT BY CURRENT MEMBERS OF MANAGEMENT BOARD(1)
        ---------------------------------------------------------------------------------------------------

                                                                                                    Deducted
                           For reporting      Geographic       Industry     Term;   Compensation;   payments;      Penalty;
                           period             scope;ss.1       scope;ss.1   ss.1    ss.2            ss.2           ss.5
-------------------------- ------------------ ---------------- ----------- -------- ------------- ---------------- --------
Kai-Uwe Ricke              1.1. to
                           31.12.2003         ---Confidential Material Redacted and Filed Separately with the Commission---
-------------------------- ------------------ ---------------- ----------- -------- ------------- ---------------- --------
Dr. Karl-Gerhard Eick      1.1. to
                           31.12.2003         ---Confidential Material Redacted and Filed Separately with the Commission---
-------------------------- ------------------ ---------------- ----------- -------- ------------- ---------------- --------
Thomas Holtrop(2)          1.1. to
                           31.12.2003         ---Confidential Material Redacted and Filed Separately with the Commission---
-------------------------- ------------------ ---------------- ----------- -------- ------------- ---------------- --------
Dr. Heinz Klinkhammer(3)   1.1. to
                           31.12.2003         ---Confidential Material Redacted and Filed Separately with the Commission---
-------------------------- ------------------ ---------------- ----------- -------- ------------- ---------------- --------
Rene Oberman               1.1. to
                           31.12.2003         ---Confidential Material Redacted and Filed Separately with the Commission---
-------------------------- ------------------ ---------------- ----------- -------- ------------- ---------------- --------
Konrad F. Reiss            1.1. to
                           31.12.2003         ---Confidential Material Redacted and Filed Separately with the Commission---
-------------------------- ------------------ ---------------- ----------- -------- ------------- ---------------- --------


--------

1 Josef Brauner's agreement was cancelled by mutual consent and he resigned effective April 30, 2004.

2 Thomas Holtrop has resigned effective September 30, 2004.

3 Since Dr. Klinkhammer joined our Company on April 1, 1996 and is the most senior member of our Management Board, the wording of his agreement deviates from the standard agreement in language, but not in substance, and certain details, which the Company believes are insignificant, differ from the standard agreement.